© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q3 and 9-Months Fiscal 2012 Investor/Analyst Call May 3, 2012 Exhibit 99.2

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
2
Safe Harbor and Additional
Information
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in CareFusion’s Form 10-K,
Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited
to) the following: we may be unable to effectively enhance our existing products or introduce and market new products or may fail to keep pace with advances in technology; we are subject to complex and costly regulation; cost containment efforts of our customers, purchasing groups, third-party payers and governmental organizations could adversely affect our sales and profitability; current economic conditions have and may continue to adversely affect our results of operations and financial condition; we may be unable to realize any benefit from our cost reduction and restructuring efforts and our profitability may be hurt or our business otherwise might be adversely affected; we may be unable to protect our intellectual property rights or may infringe on the intellectual property rights of others; defects or failures associated with our products and/or our quality system could lead to the filing of adverse event reports, recalls or safety alerts and negative publicity and could subject us to regulatory actions; we are currently operating under an amended consent decree with the FDA and our failure to comply with the requirements of the amended consent decree may have an adverse effect on our business; and our success depends on our key personnel, and the loss of key personnel or the transition of key personnel, including our chief executive officer, could disrupt our business. This presentation reflects management’s views as of May 3, 2012. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
Non-GAAP Financial Measures: The financial information included in this presentation includes Non-GAAP financial measures.
Reconciliations can be found on slides 19 and 20 of this presentation. In addition, definitions and reconciling information can be found on
CareFusion’s website at www.carefusion.com under the Investors tab.
New Reporting Segments: Commencing with the quarter ended September 30, 2011, CareFusion began reporting financial results based on its two new operating and reportable segments, Medical Systems and Procedural Solutions. The financial information contained in this presentation reflects these new segments, which replaced the Critical Care Technologies and Medical Technologies and Services segments under which the company had previously reported. The Medical Systems segment includes the company’s Dispensing Technologies, Infusion
Systems and Respiratory Technologies business lines. The Procedural Solutions segment includes the company’s Infection Prevention, Medical
Specialties and Specialty Disposables business lines. The company has separately provided summary historical financial data for the new reportable segments in a report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2011.
Nicolet Divestiture: On April 23, 2012, the company announced it had entered into an agreement to sell its Nicolet neurodiagnostic and monitoring business.  Results from the Nicolet business, which had been included in the Other sub-segment of the Procedural Solutions segment have been classified as discontinued operations as of March 31, 2012.  Reported results for continuing operations and comparisons to prior periods exclude the historical results of the Nicolet business.
Previously reported results have been adjusted to reflect the impact of the re-segmentation of CareFusion’s businesses and the divestiture of the International Surgical Products (ISP) business.  The ISP business was divested in April 2011, and has been classified as discontinued
operations.  Comparisons to prior periods exclude the historical results of the ISP business.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved. 3 Today’s Speakers • Kieran Gallahue, Chairman and Chief Executive Officer • Jim Hinrichs, Chief Financial Officer

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved. Agenda Q&A 4 Updated Fiscal 2012 Guidance Q3 and 9-Months Fiscal 2012 Results

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q3 and 9-Months Fiscal 2012 Results

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q3 FY12 Year-Over-Year
Quarterly Review
GAAP Adjusted
$M % Change¹ $M % Change¹
Revenue $919 9% $919 9%
Operating Expenses²
,
³ $298 (3)% $286 1%
Operating Income³ $161 10% $173 12%
Income From Continuing
Operations³
$103 20% $112 19%
Diluted EPS From Continuing
Operations³
$0.45 18% $0.49 17%
6

% Change over prior year period.
Operating expenses consist of selling, general and administrative, research and development, and restructuring and acquisition integration expenses.
Adjusted amounts are non-GAAP financial measures that exclude items primarily related to nonrecurring restructuring and acquisition integration charges and nonrecurring items related to the spinoff.  Additionally, in the case of adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations, nonrecurring tax items are also excluded.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q3 FY12 Year-Over-Year
Quarterly Segment Review
GAAP Adjusted
Medical Systems $M % Change¹ $M % Change¹
Revenues $591 19% $591 19%
Segment Profit² $125 29% $132 21%
Procedural Solutions $M % Change¹ $M % Change¹
Revenues $328 (5)% $328 (5)%
Segment Profit² $36 6% $41 (11)%

1  % Change over prior year period.
2  Adjusted segment profit is a non-GAAP financial measure that excludes items primarily related to nonrecurring restructuring and acquisition integration charges and nonrecurring items relating to the spinoff. During the quarter ended March 31, 2011, the company recognized a $15 million gain on the sale of assets related to the divestiture of its OnSite Services business, which was not allocated to the segments and is not reflected in the above results.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q3 FY12 Year-Over-Year
Quarterly Sub-Segment Revenues
$ in millions Q3 FY12 Q3 FY11 % Change
Medical Systems $591 $498 19%
Dispensing Technologies $261 $210 24%
Infusion Systems $245 $213 15%
Respiratory Technologies $78 $69 13%
Other $7 $6 17%
Procedural Solutions $328 $344 (5)%
Infection Prevention $150 $144 4%
Medical Specialties $80 $82 (2)%
Specialty Disposables $70 $78 (10)%
Other $28 $40 (30)%
Total CareFusion $919 $842 9%

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
9-Months FY12 Year-Over-Year
Review
GAAP Adjusted
$M % Change¹ $M % Change¹
Revenue $2,633 6% $2,633 6%
Operating Expenses²
,
³ $910 (3)% $880 4%
Operating Income³ $414 19% $444 5%
Income From Continuing
Operations³
$266 34% $288 13%
Diluted EPS From Continuing
Operations³
$1.17 33% $1.27 11%

1 % Change over prior year period.
2 Operating expenses consist of selling, general and administrative, research and development, and restructuring and acquisition integration expenses.
3 Adjusted amounts are non-GAAP financial measures that exclude items primarily related to nonrecurring restructuring and acquisition integration charges and nonrecurring items related to the spinoff.  Additionally, in the case of adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations, nonrecurring tax items are also excluded.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
9-Months FY12 Year-Over-Year
Segment Review
GAAP Adjusted
Medical Systems $M % Change¹ $M % Change¹
Revenues $1,672 12% $1,672 12%
Segment Profit² $334 28% $352 14%
Procedural Solutions $M % Change¹ $M % Change¹
Revenues $961 (4)% $961 (4)%
Segment Profit² $80 10% $92 (19)%

1  % Change over prior year period.
2  Adjusted segment profit is a non-GAAP financial measure that excludes items primarily related to nonrecurring restructuring and acquisition integration charges and nonrecurring items relating to the spinoff. During the quarter ended March 31, 2011, the company recognized a $15 million gain on the sale of assets related to the divestiture of its OnSite Services business, which was not allocated to the segments and is not reflected in the above results.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
9-Months FY12 Year-Over-Year
Sub-Segment Revenues
$M 9-Mo. FY12 9-Mo. FY11 % Change
Medical Systems $1,672 $1,489 12%
Dispensing Technologies $756 $644 17%
Infusion Systems $690 $628 10%
Respiratory Technologies $207 $199 4%
Other $19 $18 6%
Procedural Solutions $961 $1,003 (4)%
Infection Prevention $430 $421 2%
Medical Specialties $237 $238 0%
Specialty Disposables $201 $221 (9)%
Other $93 $123 (24)%
Total CareFusion $2,633 $2,492 6%

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved. Updated Fiscal 2012 Guidance

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Updated FY12 Financial Guidance
May 3, 2012
Previous FY12 Outlook¹ Updated FY12 Outlook
2,3
Total Revenue
3-5% growth over FY11 revenue of $3.5B
on a constant currency basis
4-5% growth over FY11 revenue of $3.4B
on a constant currency basis
Adjusted Operating Margin
4
~17.1% ~17.3%
Adjusted Effective Tax Rate
4
24 – 26% 24 – 26%
Adjusted Diluted EPS From
Continuing Operations
4
$1.75 – $1.85 $1.75 – $1.80
Diluted Weighted Average Shares
Outstanding
5
~227M ~226M
Capital Expenditures $130M - $140M ~$100M

1  Provided by CareFusion on February 2, 2012, inclusive of the Nicolet business.
2 Provided by CareFusion on May 3, 2012, exclusive of the Nicolet business.
3 The reclassification of the Nicolet business to discontinued operations reduces outlook for total revenue by approximately $100M and outlook for adjusted diluted EPS from continuing operations by approximately $0.02. All other impacts to outlook resulting from the planned Nicolet divestiture are expected to be immaterial.
4 Adjusted amounts are non-GAAP financial measures that exclude items primarily related to nonrecurring restructuring and acquisition integration charges and nonrecurring items related to the spinoff. Additionally, in the case of adjusted diluted earnings per share from continuing operations, nonrecurring tax items are also excluded.
5 On February 10, 2012 CareFusion announced a $500M share repurchase program. Outlook for diluted weighted average shares outstanding has been updated to reflect the impact of expected repurchases during fiscal 2012.
Note: A full GAAP to non-GAAP reconciliation can be found in the company’s Q3FY12 earnings release, which was furnished to the SEC on Form 8-K on May 3,
2012 and is posted on CareFusion’s website at www.carefusion.com under the Investors tab. The Form 8-K also includes a discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
FY12 Revenue and Adjusted EPS
Guidance and Assumptions
•
Guidance
O
Revenue growth of 4 to 5 percent over FY11 revenues of
$3.4B on a constant currency basis
O
Adjusted diluted EPS of $1.75 to $1.80
•
Assumptions
O
CareFusion markets grow low single digits; expect to do
better based on differentiation we have in certain segments
of the market
O
Excludes results of Nicolet business due to classification as discontinued operations and anticipated sale; previous
guidance assumed Nicolet contributed approximately $100
million of revenue and approximately $0.02 in adjusted
diluted EPS from continuing operations in FY12

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
FY12 Medical Systems Segment-
Related Assumptions vs. FY11 Results
•
Revenue grows on a percentage basis by high
single digits
O
Dispensing Technologies: Revenue grows on a
percentage basis by low to mid teens
•
Assumes contributions from Rowa for approximately 11 months
of the year
O
Infusion Systems: Revenue grows on a percentage basis
by mid single digits
•
Discounted infusion pump installations impact margins through
Q4
•
Q4 FY12 margins benefit as dedicated disposable revenue
increases
O
Respiratory Technologies: Revenue grows on a
percentage basis by high single digits

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
FY12 Procedural Solutions Segment-
Related Assumptions vs. FY11 Results
•
Revenue on a percentage basis declines low
single digits
O
Infection Prevention: Revenue grows on a percentage
basis by low to mid single digits
O
Medical Specialties: Revenue is flat
O
Specialty Disposables: Revenue on a percentage basis
declines high single digits
O
OnSite Services Divestiture: Negatively impacts
Procedural Solutions revenue by $32 million

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Historical Continuing Operations
Financial Highlights
1

GAAP
$M
FY 2010 FY 2011 FY 2012
FY10 Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 FY11 Q1 FY12 Q2 FY12
Revenue $3,376 $790 $860 $842 $940 $3,432 $824 $890
Gross Margin 50.1% 51.0% 50.3% 51.9% 51.9% 51.3% 50.8% 50.1%
Operating Income $450 $80 $122 $146 $149 $497 $111 $142
1 Reflects the impact of the reclassification to discontinued operations of the Nicolet business, ISP business and Audiology business for all periods presented.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q&A

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q3 FY12 Non-GAAP Reconciliations
$M
Q3 FY12
GAAP
Nonrecurring
Items¹
Q3 FY12
Adjusted¹
Operating Expenses $298 $(12) $286
Operating Income $161 $12 $173
Income From Continuing Operations $103 $9 $112
Diluted EPS From Continuing
Operations²
$0.45 $0.04 $0.49
Medical Systems Segment Profit $125 $7 $132
Procedural Solutions Segment Profit $36 $5 $41

1  The nonrecurring items in the table above include items primarily related to restructuring and acquisition integration charges and items related to the spinoff.
Additionally, in the case of income from continuing operations and diluted earnings per share from continuing operations, nonrecurring items also include tax items.
2  Diluted earnings per share calculations are performed separately for each component presented. Therefore, the sum of the per share components from the table may not equal the per share amounts presented.
Note: A full GAAP to non-GAAP reconciliation can be found in the company’s Q3FY12 earnings release, which was furnished to the SEC on Form 8-K on May 3,
2012 and is posted on CareFusion’s website at www.carefusion.com under the Investors tab. The Form 8-K also includes a discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
9-Months FY12 Non-GAAP
Reconciliations
$M
9-Mo. FY12
GAAP
Nonrecurring
Items¹
9-Mo. FY12
Adjusted¹
Operating Expenses $910 $(30) $880
Operating Income $414 $30 $444
Income From Continuing Operations $266 $22 $288
Diluted EPS From Continuing
Operations²
$1.17 $0.10 $1.27
Medical Systems Segment Profit $334 $18 $352
Procedural Solutions Segment Profit $80 $12 $92

1  The nonrecurring items in the table above include items primarily related to restructuring and acquisition integration charges and items related to the spinoff.
Additionally, in the case of income from continuing operations and diluted earnings per share from continuing operations, nonrecurring items also include tax items.
2 Diluted earnings per share calculations are performed separately for each component presented. Therefore, the sum of the per share components from the table may not equal the per share amounts presented.
Note: A full GAAP to non-GAAP reconciliation can be found in the company’s Q3FY12 earnings release, which was furnished to the SEC on Form 8-K on May 3,
2012 and is posted on CareFusion’s website at www.carefusion.com under the Investors tab. The Form 8-K also includes a discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations.